UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 24, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     On August 24, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Louisville, Kentucky, commonly known as the Cooper Creek Village (the “Cooper Creek Property”). The Company hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2011 to provide the required financial information related to its acquisition of the Cooper Creek Property.

(a)	Financial Statement of Businesses Acquired.

Cooper Creek Property

	Report of Independent Auditors	F-1

	Statement of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2011(unaudited)	F-2
and the Year Ended December 31, 2010

	Notes to Statement of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2011	F-3
(unaudited) and the Year Ended December 31, 2010

(b)	Pro Forma Financial Information.

Steadfast Income REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2011	F-6

	Notes to Unaudited Pro Forma Balance Sheet as of June 30, 2011	F-7

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2011	F-8

	Notes to Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2011	F-9

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-10

	Notes to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-11

Report of Independent Auditors
To the Board of Directors and Stockholders of
  Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Cooper Creek Property for the year ended December 31, 2010. This statement is the responsibility of the Cooper Creek Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Cooper Creek Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Cooper Creek Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Cooper Creek Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Cooper Creek Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP
Irvine, California
October 26, 2011

COOPER CREEK PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Six Months
	Ended	For the Year Ended
	June 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$591,336	$1,067,312
Tenant reimbursements and other	52,204	114,964

Total revenues	643,540	1,182,276

Expenses:
Operating, maintenance, and management	225,747	393,634
Real estate taxes and insurance	42,459	92,227
General and administrative expenses	15,580	31,095

Total expenses	283,786	516,956

Revenues over certain operating expenses	$359,754	$665,320

See accompanying notes to statement of revenues over certain operating expenses.

COOPER CREEK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On August 24, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Louisville, Kentucky, commonly known as Cooper Creek Village (the “Cooper Creek Property”). The Cooper Creek Property is a 123-unit, garden-style apartment community and is situated on 11.3 acres of land (10.88 units per acre).
     The Cooper Creek Property offers ten different floor plans with an average unit size of 1,309 square feet and includes one-bedroom units, one-bedroom plus den units, two-bedroom units, two-bedroom plus den units, two-bedroom townhome units and three-bedroom townhome units. The Cooper Creek Property also includes various community amenities such as a clubhouse, high performance fitness center, outdoor pool with sundeck, laundry facilities and executive business center. As of December 31, 2010, the Cooper Creek Property was 92% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Cooper Creek Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Cooper Creek Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Cooper Creek Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Cooper Creek Property was acquired from an unaffiliated party and (2) based on due diligence of the Cooper Creek Property conducted by the Company, management is not aware of any material factors relating to the Cooper Creek Property that would cause this financial information not to be indicative of future operating results.
     Square footage, acreage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

COOPER CREEK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Six Months Ended June 30, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Cooper Creek Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Cooper Creek Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     Although there can be no assurance, the Company is not aware of any material environmental liabilities relating to the Cooper Creek Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Cooper Creek Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     The following pro forma information should be read in conjunction with the consolidated balance sheet of the Company as of December 31, 2010 and June 30, 2011, and the related consolidated statements of operations, equity, and cash flows for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 22, 2011 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 15, 2011. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, and the Clarion Park Property (each defined below), which have been included in the Company's prior filings with the SEC and the statement of revenues over certain operating expenses and the notes thereto of the Cooper Creek Property, which are included herein.
     The following unaudited pro forma balance sheet as of June 30, 2011 has been prepared to give effect to the acquisition of the Cooper Creek Property acquired on August 24, 2011 as if the acquisition occurred on June 30, 2011. The Lincoln Tower Apartments (the “Lincoln Tower Property”), the Park Place Condominiums (the “Park Place Property”), the Arbor Pointe Apartments (the "Arbor Pointe Property") and the Clarion Park Apartments (the "Clarion Park Property") were acquired on August 11, 2010, December 22, 2010, May 5, 2011 and June 28, 2011, respectively, and are recorded in the Company's historical balance sheet as of June 30, 2011.
     The following unaudited pro forma statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010, have been prepared to give effect to the acquisition of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property as if the acquisitions occurred on January 1, 2010.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property been consummated on January 1, 2010. The audited statements of revenues over certain expenses of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property have been previously filed on Form 8-K/As with the SEC on October 25, 2010, March 1, 2011, May 13, 2011 and August 12, 2011, respectively.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Cooper Creek Property (b)		Pro Forma Total
Assets:
Real Estate:
Land	$3,112,459	$593,610	(b)	$3,706,069
Building and improvements	30,527,676	9,642,180	(b)	40,169,856
Tenant origination and absorption costs	1,683,022	184,210	(b)	1,867,232

Total real estate, cost	35,323,157	10,420,000		45,743,157
Less accumulated depreciation and amortization	(1,761,525)	—		(1,761,525)

Total real estate, net	33,561,632	10,420,000		43,981,632
Cash and cash equivalents	5,737,651	(3,712,808)	(b)	2,024,843
Restricted cash	392,220	69,714	(b)	461,934
Rents and other receivables	186,594	—		186,594
Deferred financing costs and other assets, net	371,756	168,991	(b)	540,747

Total assets	$40,249,853	$6,945,897		$47,195,750

Liabilities:
Accounts payable and accrued liabilities	$1,048,615	$275,230	(b)	$1,323,845
Notes payable	25,822,000	6,773,000	(b)	32,595,000
Distributions payable	114,009	—		114,009
Due to affiliates, net	690,156	—		690,156

Total liabilities	27,674,780	7,048,230		34,723,010

Commitments and contingencies

Redeemable common stock	220,522	—		220,522

Equity:
Stockholders' equity:
Preferred stock, $0.01 par value per share;
100,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share;
999,999,000 shares authorized, 2,103,227 shares issued and outstanding and 2,103,227 pro forma shares as of June 30, 2011	21,032	—		21,032
Convertible stock, $0.01 par value per share;
1,000 shares issued and outstanding as of June 30, 2011	10	—		10
Additional paid-in capital	17,201,054	—		17,201,054
Cumulative distributions and net losses	(4,867,545)	(102,333)	(c)	(4,969,878)

Total stockholders' equity	12,354,551	(102,333)		12,252,218
Noncontrolling interest	—	—		—

Total equity	12,354,551	(102,333)		12,252,218

Total liabilities and equity	$40,249,853	$6,945,897		$47,195,750

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2011

(a)	Historical financial information as of June 30, 2011, derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Cooper Creek Property and related cash, other assets and liabilities as if the acquisition had occurred on June 30, 2011. The purchase price of the Cooper Creek Property, exclusive of closing and other acquisition costs, was $10.4 million and was funded with proceeds from the Company's initial public offering and bank financing in the amount of $6.8 million.

(c)	Amount represents the acquisition related expenses incurred in connection with the acquisition of the Cooper Creek Property not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011

		Pro Forma Adjustments
	Steadfast
	Income REIT, Inc.	Arbor Pointe		Clarion Park		Cooper Creek		Pro Forma
	Historical (a)	Property (b)		Property (b)		Property (b)		Total
Revenues:
Rental income	$1,738,142	$374,627	(c)	$840,923	(c)	$591,336	(c)	$3,545,028
Tenant reimbursements and other	217,404	14,892	(d)	12,372	(d)	52,204	(d)	296,872

Total revenues	1,955,546	389,519		853,295		643,540		3,841,900

Expenses:
Operating, maintenance and management	694,038	189,685	(e)	248,987	(e)	205,751	(e)	1,338,461
Real estate taxes and insurance	211,693	41,438	(f)	98,453	(f)	65,318	(f)	416,902
Fees to affiliates	512,684	(101,553)	(g)	(153,938)	(g)	65,029	(g)	322,222
Depreciation and amortization	1,220,953	18,428	(h)	181,428	(h)	187,158	(h)	1,607,967
Interest expense	384,085	86,442	(i)	205,325	(i)	138,178	(i)	814,030
General and administrative expenses	523,416	11,250	(j)	28,043	(j)	15,580	(j)	578,289
Other acquisition costs	338,191	(129,649)	(k)	(151,256)	(k)	(18,420)	(k)	38,866

	3,885,060	116,041		457,042		658,594		5,116,737

Net loss	(1,929,514)	$273,478		$396,253		$(15,054)		(1,274,837)

Net loss attributable to noncontrolling interest	—							—

Net loss attributable to common stockholders	$(1,929,514)							$(1,274,837)

Net loss per common share - basic and diluted	$(1.22)							$(0.61)

Weighted-average number of common shares outstanding, basic and diluted	1,577,250							2,103,227	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011

(a)	Historical financial information for the six months ended June 30, 2011, derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property as if these assets had been acquired on January 1, 2010.

(c)
Represents base rental income (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011, based on the historical operations of the previous owners of the properties.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011, based on historical operations of the previous owners of the properties.

(e)
Represents operating, maintenance and management expenses, excluding property management fees of $19,478, $42,917 and $19,996 for the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property, respectively, (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011, based on historical operations of the previous owners of the properties.

(f)	Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011, based on management estimates.

(g)
Represents adjustments made to fees to affiliates for the six months ended June 30, 2011 in order to eliminate acquisition fees incurred by the Company that are included in the historical financial information for the six months ended June 30, 2011 that were attributable to the Arbor Pointe Property and the Clarion Park Property and to include the fees to affiliates (not reflected in the historical statement of operations of the Company) that would be due to affiliates had the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property been acquired on January 1, 2010. The pro forma total fees to affiliates for the six months ended June 30, 2011 are as follows:

*
Investment Management Fees: Investment management fees are payable to the Company's external advisor, Steadfast Income Advisor, LLC ("Advisor") based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the the Company's properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement by and among the Company, its operating partnership and Advisor ("the Advisory Agreement"). The investment management fees payable to Advisor attributable to the acquisition costs of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the six months ended June 30, 2011 were $26,709, $45,824 and $42,505, respectively; and

*
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on 3.5% of the monthly gross revenues of each of the Company's properties, as defined in the Property Management Agreements, for each property. The property management fees payable to the property manager for the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the six months ended June 30, 2011 were $19,889, $30,201 and $22,524, respectively.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011. Depreciation expense on the purchase price of building and furnitures and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 15 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the remaining life of the lease.

(i)
Represents interest expense (not reflected in the historical operations of the Company) on $5.2 million in debt related to the Arbor Pointe Property pursuant to a promissory note bearing interest at a rate of 4.86%, interest expense on $9.0 million in debt related to the Clarion Park Property pursuant to the promissory note bearing interest at a rate of 4.58%, and interest expense on $6.8 million in debt related to the Cooper Creek Property pursuant to the promissory note bearing interest at a rate of 3.89%.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2011 based on historical operations of the previous owners of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property.

(k)
Represents adjustments made to acquisition costs for the six months ended June 30, 2011 in order to eliminate those amounts incurred by the Company that are included in the historical financial information for the six months ended June 30, 2011 that were attributable to the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property during the six months ended June 30, 2011, as if the assets had been acquired on January 1, 2010.

(l)
Represents the actual number of shares of the Company's common stock outstanding as of June 30, 2011. The calculation assumes that these shares were issued and the related proceeds were raised as of January 1, 2010.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	Steadfast Income
	REIT, Inc.	2010		Arbor Pointe		Clarion Park		Cooper Creek		Pro Forma
	Historical (a)	Acquisitions (b)		Property (c)		Property (c)		Property (c)		Total
Revenues:
Rental income	$778,387	$2,309,937	(d)	$1,127,420	(d)	$1,628,500	(d)	$1,067,312	(d)	$6,911,556
Tenant reimbursements and other	49,843	278,038	(e)	30,389	(e)	29,302	(e)	114,964	(e)	502,536
Total revenues	828,230	2,587,975		1,157,809		1,657,802		1,182,276		7,414,092

Expenses:
Operating, maintenance and management	297,251	823,816	(f)	472,303	(f)	550,900	(f)	355,601	(f)	2,499,871
Real estate taxes and insurance	138,181	492,790	(g)	120,304	(g)	198,255	(g)	131,836	(g)	1,081,366
Fees to affiliates	419,694	200,565	(h)	227,487	(h)	378,788	(h)	338,916	(h)	1,565,450
Depreciation and amortization	540,572	410,477	(i)	392,407	(i)	654,545	(i)	558,526	(i)	2,556,527
Interest expense	163,987	511,313	(j)	259,918	(j)	423,281	(j)	278,450	(j)	1,636,949
General and administrative expenses	1,108,220	260,962	(k)	44,309	(k)	23,124	(k)	31,095	(k)	1,467,710
Other acquisition costs	323,906	46,433	(l)	125,264	(l)	151,159	(l)	138,563	(l)	785,325
	2,991,811	2,746,356		1,641,992		2,380,052		1,832,987		11,593,198
Net loss	(2,163,581)	$(158,381)		$(484,183)		$(722,250)		$(650,711)		(4,179,106)
Net loss attributable to noncontrolling interest	1,000									1,000
Net loss attributable to common stockholders	$(2,162,581)									$(4,178,106)
Net loss per common share - basic and diluted	$(4.27)									$(1.99)
Weighted-average number of common shares outstanding, basic and diluted	506,003									2,103,227	(m)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a) Historical financial information derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property and the Park Place Property, which were acquired on August 11, 2010 and December 22, 2010, respectively, as if these assets had been acquired on January 1, 2010. Detailed pro forma information for the Lincoln Tower Property and the Park Place Property is contained in the Company's prior filings with the SEC.

(c)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property as if these assets had been acquired on January 1, 2010.

(d)
Represents the estimated base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on the historical operations of the previous owners of the Company's properties as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property had been acquired on January 1, 2010.

(e)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Company's properties as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property had been acquired on January 1, 2010.

(f)
Represents operating, maintenance and management expenses, excluding management fees of $99,965 and incentive management fees of $125,000 for the Clarion Park Property and management fees of $38,033 for the Cooper Creek Property, (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Company's properties as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property had been acquired on January 1, 2010.

(g)
Represents real estate taxes and insurance expense for the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on management estimates.

(h)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010 that would be due to affiliates had the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property been acquired on January 1, 2010. The pro forma total fees to affiliates are as follows:

*
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement. The acquisition fee payable to Advisor attributable to the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the year ended December 31, 2010 was $192,858, $164,779, $133,545, $229,118 and $212,525, respectively;

*
Investment Management Fees: Investment management fees are payable to Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to Advisor attributable to the acquisition costs of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the year ended December 31, 2010 were $77,143, $65,912, $53,419, $91,647 and $85,010, respectively; and

*
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the year ended December 31, 2010 were $68,782, $50,785, $40,523, $58,023 and $41,380, respectively.

(i)
Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010. Depreciation expense on the purchase price of building and furnitures and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 15 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the remaining life of the lease.

F-11

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(j)
Represents interest expense (not reflected in the historical statement of operations of the Company) on $6.7 million in seller financing from the seller of the Lincoln Tower Property pursuant to a promissory note bearing interest at a rate of 6%, interest expense on $5.0 million in debt related to the Park Place Property pursuant to a promissory note bearing interest at a rate of 5.25%, interest expense on $5.2 million in debt related to the Arbor Pointe Property pursuant to a promissory note bearing interest at a rate of 4.86%, interest expense on $9.0 million in debt related to the Clarion Park Property pursuant to a promissory note bearing interest at a rate of 4.58%, and interest expense on $6.8 million in debt related to the Cooper Creek Property pursuant to a promissory note bearing interest at a rate of 3.89%.

(k)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property.

(l)
Represents adjustments made to acquisition costs for the year ended December 31, 2010, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property, as if the assets had been acquired on January 1, 2010.

(m)
Represents the actual number of shares of the Company's common stock outstanding as of June 30, 2011. The calculation assumes that these shares were issued and the related proceeds were raised as of January 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: October 28, 2011	By:	/s/ Kevin J Keating
Kevin J Keating
Principal Financial and Accounting Officer